EXHIBIT 32.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Credit One Financial, Inc.(the "Company") for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Financial Officer, Treasurer, Secretary, and Director of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2006

/s/ Arnon Epstein
Arnon Epstein Chief Financial Officer, Secretary, and Director (Principal Financial and Accounting Officer)